UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  December 9, 2014

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 9, 2014, Capstone Companies, Inc. (“Company”) and Company’s Audit Committee of the Board of Directors were advised by Company’s independent registered public accounting firm, Robison Hill & Co. (“RHC”), that RHC could not perform the audit for fiscal year ending December 31, 2014, due to internal changes in RHC and RHC declined appointment as the Company’s independent public auditor for fiscal year ending December 31, 2014.  On December 9, 2014, the resignation was confirmed in a letter delivered to the Audit Committee of the Company’s Board of Directors (“Audit Committee”) and accepted.

The reports of RHC on the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through September 30, 2014, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with RHC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of RHC, would have caused RHC to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through September 30, 2014, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

The Company provided RHC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RHC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of RHC’s letter dated December 9, 2014, is attached as Exhibit 16.1 hereto.

On December 9, 2014, the Audit Committee approved the appointment of Mayer Hoffman McCann, P.C. of Boca Raton, Florida (“MHM”) as the Company’s new independent registered public accounting firm, effective immediately.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through September 30, 2014, the Company did not consult with MHM with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company by MHM  that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Robison Hill & Co. to the Securities and Exchange Commission, dated December 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC.

Date:   December 10, 2014

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer